                                                                   EXHIBIT 25.1
===============================================================================

                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                       TSI TELECOMMUNICATION HOLDING, LLC
                       TSI TELECOMMUNICATION SERVICES INC.
                      TSI TELECOMMUNICATION HOLDINGS, INC.
                                TSI NETWORKS INC.
                                TSI FINANCE INC.
               (Exact name of obligor as specified in its charter)

        DELAWARE                                          30-0041664
        DELAWARE                                          06-1262301
        DELAWARE                                          30-0041666
        DELAWARE                                          30-0041667
        DELAWARE                                          02-0544698
        (State or other jurisdiction of                 (I.R.S. employer
        incorporation or organization)                 identification no.)

        C/O TSI TELECOMMUNICATION SERVICES INC.
        201 N. FRANKLIN STREET, SUITE 700                    33602
        TAMPA, FLORIDA                                     (Zip code)
        (Address of principal executive offices)


                           ---------------------------

                   12 3/4% SENIOR SUBORDINATED NOTES DUE 2009
                      (Title of the indenture securities)


===============================================================================

1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.



                                Name                                                        Address
                 ------------------------------------------------         --------------------------------------
                 Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y. 10006,
                                                                          and Albany, N.Y. 12203

                 Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y. 10045

                 Federal Deposit Insurance Corporation                    Washington, D.C.  20429

                 New York Clearing House Association                      New York, New York   10005

         (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

              Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

              None.

3-15.    All responses for Items 3-15 are either "None" or "Not Applicable".

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1,2,3. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
                  33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

         5.       Not Applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

         8.       Not Applicable.

         9.       Not Applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of May 2002.

                                      THE BANK OF NEW YORK



                                      By  /s/ Robert Foltz
                                          ------------------------------------
                                          Name:  Robert Foltz
                                          Title: Agent for the Bank of New York

                        CONSOLIDATED REPORT OF CONDITION
                                       OF
                              THE BANK OF NEW YORK

                    Of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                                                       DOLLAR AMOUNTS
                                                                                        IN THOUSANDS

ASSETS
Cash and balances due from depository
    institutions:
    Noninterest-bearing balances and
       currency and coin................................                                  $ 3,163,218
    Interest-bearing balances...........................                                    5,923,554
Securities:                                                                                 1,210,537
    Held-to-maturity securities.........................
    Available-for-sale securities.......................                                    9,596,941
Federal funds sold and Securities purchased                                                 4,723,579
    under agreements to resell..........................
Loans and lease financing receivables:                                                      1,104,560
    Loans and leases held for sale......................
    Loans and leases, net of unearned
    income..............................................                                   36,204,516
    LESS: Allowance for loan and
    lease loss..........................................                                      608,227
    Loans and leases, net of unearned                                                      35,596,289
       income and allowance.............................
Trading Assets..........................................                                    8,039,857
Premises and fixed assets (including                                                          836,786
    capitalized leases).................................
Other real estate owned.................................                                        1,292
Investments in unconsolidated subsidiaries                                                    207,616
    and associated companies............................
Customers' liability to this bank on                                                          292,295
    acceptances outstanding.............................
Intangible assets.......................................
    Goodwill............................................                                    1,579,965
    Other intangible assets.............................                                       18,971
Other assets............................................                                    5,723,285
                                                                                            ---------
Total assets............................................                                  $78,018,745
                                                                                          ===========



                                                                                         DOLLAR AMOUNTS
                                                                                          IN THOUSANDS

LIABILITIES
Deposits:
    In domestic offices.................................                                     $28,786,182
    Noninterest-bearing.................................                                      12,264,352
    Interest-bearing....................................                                      16,521,830
    In foreign offices, Edge and Agreement                                                    27,024,257
       subsidiaries, and IBFs...........................
Noninterest-bearing.....................................                                         407,933
Interest-bearing........................................                                      26,616,325
Federal funds purchased and securities sold                                                    1,872,762
    under agreements to repurchase......................
Trading liabilities.....................................                                       2,181,529
Other borrowed money:                                                                          1,692,630
    (includes mortgage indebtedness and
    obligations under capitalized leases)...............
Bank's liability on acceptances executed and
    outstanding.........................................                                         336,900
Subordinated notes and debentures.......................                                       1,940,000
Other liabilities.......................................                                       7,217,748
                                                                                               ---------
Total liabilities.......................................                                     $71,052,008
                                                                                              ==========
EQUITY CAPITAL
Common                                                                                        $1,135,284
stock...................................................
Surplus.................................................                                       1,050,729
Retained                                                                                       4,266,676
earnings................................................
Accumulated other comprehensive Income                                                            13,733
Other equity capital components.........................                                               0
Total equity capital....................................                                       6,466,422
                                                                                               ---------


Total liabilities and equity capital                                                         $78,015,745
                                                                                             ===========


     I, Thomas J. Maestro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                      /s/ Thomas J. Mastro
                                      -----------------------------------------
                                          Senior Vice President and Comptroller


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                                      /s/ Thomas A. Renyi
                                      -----------------------------------------
                                          Director


                                      /s/ Gerald L. Hassell
                                      -----------------------------------------
                                          Director


                                      /s/ Alan R. Griffith
                                      -----------------------------------------
                                          Director